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                               FORM OF LOCK-UP AGREEMENT


                                                               February  , 2003


PAULSON INVESTMENT COMPANY, INC.
As Representative of the several
Underwriters named in Schedule I to
the Underwriting Agreement referred to below
811 SW Front Avenue
Portland, Oregon 97204


                Re: Q Comm International, Inc. - Public Offering
                    --------------------------------------------

Ladies and Gentlemen:

                  The undersigned understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Q Comm International, Inc., a Utah corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters"), of Units ("Units"), each Unit consisting of two shares of Common Stock, par value $0.001, of the Company ("Common Stock") and one Common Stock purchase warrant, all as more fully described in the Prospectus (defined below.)

                  In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Units, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Paulson Investment Company, Inc. on behalf of the Underwriters, the undersigned will not, during the period ending six months after the date of the prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities of the Company that are substantially similar to the Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any security convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Paulson Investment Company, Inc. on behalf of the Underwriters, it will not, during the period ending one year after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any substantially similar securities of the Company, including but not limited to, any security convertible into or exercisable or exchangeable for Common Stock.
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                  The undersigned represents and warrants that it is not a party to any agreement or understanding that would cause a breach of this Lock-Up Agreement if it were entered into during the period in which the restrictions set forth herein are effective.

                  In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

                  The undersigned understands that, if the Underwriting Agreement does not become effective, on or prior to September 30, 2003, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

                  The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

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                  THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.


                                       Very truly yours,



                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


Accepted as of the date first set forth above:

PAULSON INVESTMENT COMPANY, INC.

     Acting severally on behalf of themselves and the several
     Underwriters to be named in Schedule I to the Underwriting Agreement


By:
     ----------------------------
     Name:
     Title: